                                                                 EXHIBIT 10.23


                                WARRANT AGREEMENT

                                 by and between

                       CONSUMER PORTFOLIO SERVICES, INC.,
                                  the Company,

                                       and

                         FSA PORTFOLIO MANAGEMENT INC.,
                         AND ITS SUCCESSORS AND ASSIGNS,
                                 the Purchaser,

                          Dated as of November 30, 1998

                                                                  EXECUTION COPY

        WARRANT AGREEMENT (this "Agreement"), dated as of November 30, 1998, by and between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Company"), and FSA PORTFOLIO MANAGEMENT INC., a Delaware corporation (together with its successors and assigns, the "Purchaser").

                              W I T N E S S E T H:

        WHEREAS, the Company proposes to issue to the Purchaser warrants ("Warrants") to purchase shares of Common Stock (as defined in Section 1) in connection with the agreement of Financial Security Assurance Inc. ("FSA"), an affiliate of FSA Portfolio Management Inc., (i) to facilitate the obtaining of reinsurance related to securities issued in CPS Auto Securitizations (as defined herein) and guaranteed by FSA and (ii) to undertake certain actions necessary to permit FSA to issue financial guaranty insurance policies for the benefit of holders of securities issued in such CPS Auto Securitizations.

        NOW, THEREFORE, in consideration of the premises, the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Conditional Grant. (a) The Purchaser is hereby granted the right to purchase, subject to the terms and conditions of this Agreement, including, without limitation, the conditions precedent set forth in Section 1(b) below, at any time and from time to time, during the period from the Issue Date (as defined in Section 1(b) below) until 5:30 p.m., New York time, on the first Business Day (as defined in this Section 1(a)) on or after the fifth anniversary of the Issue Date (the "Exercise Period"), 2,525,114 shares (the "Warrant Shares") designated pursuant to the Company's Articles of Incorporation, as they may be amended as of the Issue Date, as voting "Common Stock" without par value, at the initial exercise price per Warrant Share of Three Dollars ($3.00). The adjusted exercise price shall be the price that shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 6. "Exercise Price" means the initial exercise price or the adjusted exercise price, depending upon the context. The number of Warrant Shares issuable upon the exercise of any Warrant remaining unexercised at any time shall be the number of Warrant Shares that shall result from time to time from any and all adjustments to the number of Warrant Shares represented by such Warrant in accordance with the provisions of
Section 7. "Business Day" means a day that is not a Saturday or a Sunday or a day on which banking institutions in New York, New York or Irvine, California are authorized or obligated by law, regulation, executive order or decree to be closed.

        (b) The rights of the Purchaser under this Agreement, including, without limitation, the right to receive Warrant Certificates (as defined in Section 2 below), the right to exercise any Warrants, the right to receive certificates for the Warrant Shares, the right to have the Company register certain securities, and the right to receive notice of and to participate in certain meetings, are all contingent upon satisfaction of the following conditions: that FSA shall have issued a financial guaranty insurance policy for the benefit of holders of at least $300 million of securities issued by one or more entities affiliated with the company in securitizations of automobile installment receivables, that said policy guarantees the full and timely payment of the scheduled payments of principal and interest relating to such securities, and that said policy be issued after the date hereof and not later than December 31, 1998. The date on which such conditions are first satisfied shall be the "Issue Date".

        (c) The Company represents that it has disclosed to FSA on Schedule 1 hereto all Common Stock, Serial Preferred Stock, and any other capital stock of the Company outstanding on the date of this Agreement, and has disclosed to FSA, on at least an accurate pro forma basis if not in full, any options, interests, participations, or other equivalents (however designated) of or in the Company, whether voting or nonvoting, including, without limitation, phantom stock, performance stock, Options (as defined in Section 6.7(b)) Convertible Securities (as defined in Section 6.7(b), and all agreements, instruments, documents, and securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing that are outstanding on the date of this Agreement. The Company further represents that the number of Warrant Shares in

Section 1(a) is not less than 10% of the Common Stock after full dilution, giving effect to the exercise of all such outstanding interests and rights. The Company agrees that, in connection with a breach of either of the foregoing representations, the Purchaser shall have the right, without limitation of any other available rights and remedies, to compel the Company to grant additional Warrants for additional Warrant Shares in accordance with the essential intent and principles of this Agreement, including, without limitation, the intent that the Purchaser receive Warrants for 10% of the Common Stock on a fully diluted basis measured as of the date of this Agreement.

        Section 2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        Section 3. Exercise of Warrants.

        3.1 Method of Exercise. The Warrants are exercisable at the Exercise Price per Warrant Share payable by check or by surrender of Warrants in lieu of cash as provided in Section 3.2. Upon surrender of a Warrant Certificate, together with the annexed Form of Election to Purchase duly executed by the registered holder of such Warrant Certificate (the "Holder") or the Holder's agent or attorney and payment of the Exercise Price for the Warrant Shares purchased, at the Company's principal executive offices at 16355 Laguna Canyon Road, Irvine, California 92618 or its office or agency maintained for such purpose as referred to below, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but subject to Section 8 as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which shall initially be the the principal executive offices of the Company) where the Warrant Certificates may be presented for exercise, registration of transfer, division, or combination as provided in this Agreement. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

        3.2 Exercise by Surrender of Warrants. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in whole or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of Warrant Shares equal to (x) the number of Warrant Shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the 30-Day Average Market Price (as defined in Section 6.6) of the Common Stock less the Exercise Price and the denominator of which is such 30-Day Average Market Price.

        Section 4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares and/or other securities, properties, or rights underlying such Warrants shall be made forthwith (and in any event within five (5) Business Days thereafter) without charge to the Holder thereof including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5) be issued in the name of, or in such names as may be directed by, the Holder thereof.

        The Warrant Certificates and the certificates representing the Warrant Shares (and/or other securities, cash, rights, or other property issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution, or transfer.

        Section 5. Securities Act of 1933 Legend. None of the Warrants, the Warrant Shares, nor any of the other securities that may become issuable upon exercise of the Warrants or upon conversion of the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Upon exercise of the Warrants, in part or in whole, unless the Warrant Shares previously have been registered pursuant to the Securities Act, pursuant to
Section 11 or 12 hereof or otherwise, the certificates representing the Warrant Shares and any other securities issued upon exercise of the Warrants or upon conversion of the Warrant Shares shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS."

        Section 6. Adjustments to Exercise Price and Number of Warrant Shares.

        6.1 Subdivision and Combination. If the Company shall at any time (i) subdivide the outstanding shares of Common Stock into a larger number of shares,
(ii) combine the outstanding shares of Common Stock into a smaller number of shares, (iii) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock or (iv) issue by reclassification of its Common Stock any shares of its Capital Stock (as defined in this Section 7.1), then the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination, or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur. "Capital Stock" means the Common Stock, the Serial Preferred Stock, and any other capital stock of the Company authorized from time to time, and any other shares, options, interests, participations, or other equivalents (however designated) of or in the Company, whether voting or nonvoting, including, without limitation, common stock, preferred stock, phantom stock, performance stock, Options (as defined in Section 6.7(b)) Convertible Securities (as defined in Section 6.7(b)), and all agreements, instruments, documents, and securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing.

        6.2 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 6.1, the number of Warrant Shares issuable upon the exercise of each remaining unexercised Warrant shall be adjusted to the nearest full Warrant Share by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination, or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

        6.3 Definition of Common Stock. "Common Stock" means (i) any class of stock designated as "Common Stock" in the Articles of Incorporation of the Company, as they may be amended as of the Issue Date, or (ii) any other class of stock resulting from one or more changes or reclassifications of such designated Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date of this Agreement issue Common Stock ("New Common Stock") with any rights that are different from the rights evidenced by the shares of Common Stock outstanding as of the date of this Agreement ("Existing Common Stock"), the Holder, at its option, may receive upon exercise of any Warrant, Warrant Shares consisting of either shares of Existing Common Stock or shares of New Common Stock or any combination of shares of Existing Common Stock and New Common Stock. This Section 6.3 shall apply to successive issuances of any such New Common Stock.

        6.4 Merger or Consolidation. If the Company after the Issue Date (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or rights or any other property, (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustments to the Exercise Price are provided in this Section 6), or (v) shall effect a spin-off of assets, securities (other than Common Stock), or other property to holders of its Common Stock, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement and the Warrants, the Holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the Exercise Price in effect at the time of such consummation for all Warrant Shares immediately prior to such consummation), in lieu of or, in the case of an event described clause (v) above, in addition to the Warrant Shares or other securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash, rights, or other property to which such Holders would actually have been entitled as stockholders upon such consummation if such Holders had exercised the rights represented by the Warrants immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 6.

        6.5 Assumption of Obligations. Notwithstanding anything contained in the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (i) through (v) of Section 6.4 unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any stock, securities, cash, rights, or other property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to and reasonably satisfactory to the Holders of the Warrants, (a) the obligations of the Company under this Agreement and the Warrants (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement and the Warrants) and (b) the obligation to deliver to such Holders such stock, securities, cash, rights, or property as, in accordance with the foregoing provisions of this Section 6, such Holders may be entitled to receive, and such person shall have similarly delivered to such Holders an opinion of counsel for such person, which counsel shall be reasonably satisfactory to such Holders, stating that this Agreement and the Warrants shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 6) shall be applicable to the stock, securities, cash, rights, or property that such person may be required to deliver upon any exercise of the Warrants or the exercise of any rights pursuant hereto.

        6.6 Dividends and Other Distributions. If, at any time or from time to time after the date of this Agreement, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company, or any cash, rights, property, or other assets (excluding pursuant to a subdivision, combination, or reclassification, or dividend or distribution payable in shares of Common Stock, provision for which is made in Section 6.1, and excluding Regular Cash Dividends (as defined in this Section 6.6)) (any such non-excluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted by multiplying the then current Exercise Price by a fraction (i) the numerator of which shall be (a) the 30-Day Average Market Price (as defined in this Section 6.6) of the Common Stock, less
(b) the Fair Market Value (as defined in this Section 6.6) of the evidences of indebtedness, other securities, cash, rights, property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and (ii) the denominator of which shall be such 30-Day Average Market Price. An adjustment made pursuant to this Section 6.6 shall become effective immediately after the record date of any such Special Dividend. "30-Day Average Market Price" means, with respect to any security, the average for the thirty consecutive trading days on the New York Stock Exchange immediately preceding the record date (or, if such calculation is being made pursuant to Section 6.7(a) or 6.7(b), at the time specified in such Section) of the daily closing price of such security as reported by the national securities exchange upon which such security is then listed or if not listed on any such exchange, the average of the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq

National Market, the average of the highest reported bid and lowest reported asked prices in the over-the-counter market as reported by the National Association of Securities Dealers Inc. Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations; provided, that if such thirty-trading-day period would include any days of trading in such security on an ex-dividend basis, the 30-Day Average Market Price shall be determined on the basis of only the portion of such thirty-trading-day period preceding the period of ex-dividend trading or, if no portion of such thirty-trading-day period precedes ex-dividend trading, then the 30-Day Average Market Price shall be determined on the basis of the ten consecutive trading days on the New York Stock Exchange immediately preceding such ex-dividend trading; provided, further, that if such security is not then publicly traded on the basis of any of the foregoing listings or quotations, the 30-Day Average Market Price shall be the Fair Market Price. "Fair Market Price" means, with respect to any security, the fair market price of such security as determined in good faith by the Company's Board of Directors, subject to Section
6.8. "Fair Market Value" means, with respect to any evidences of indebtedness, other securities, cash, rights, property, or other assets, the fair market value of such property or assets as determined in good faith by the Company's Board of Directors, subject to Section 6.8. "Regular Cash Dividend" means, for the purposes of this Section 6.6, any cash dividend declared or paid after the date of this Agreement of which the Purchaser has received at least 30 days' advance notice so long as the sum of (a) such cash dividend plus (b) the aggregate amount of all Restricted Payments (as defined in this Section 6.6) made during the period after December 31, 1996 would not exceed the sum of (x) $7,500,000 plus (y) 50% of the Consolidated Net Income for the period commencing December 31, 1996 and ending on the date of payment of such cash dividend, treated as one accounting period. "Restricted Payments" means any payment of or in respect of
(i) any dividend, either in cash or property, on any shares of the Company's Capital Stock (excluding pursuant to a subdivision, combination, or reclassification, or dividend or distribution payable in shares of Common Stock provision for which is made in Section 6.1) or (ii) any purchase, redemption, or retirement of any shares of the Company's Capital Stock or any warrants, rights, or options to purchase or acquire any shares of the Company's Capital Stock or
(iii) any other payment or distribution, either directly or indirectly through any subsidiary, in respect of the Company's Capital Stock.

        6.7 Certain Issuances. (a) If at any time on or after the date of this Agreement the Company issues or sells any shares of Capital Stock (x) including any Capital Stock issuable pursuant to Options (as defined in, and subject to the further provisions of, Section 6.7(b)) or Convertible Securities (as defined in, and subject to the further provisions of, Section 6.7(b)) outstanding on or before the Issue Date but (y) excluding all Warrant Shares, at a per unit or share price less than the Exercise Price or less than the 30-Day Average Market Price of Common Stock immediately before the time such Capital Stock (the "Additional Capital Stock") is issued or sold, then the Exercise Price will be, in the case of Capital Stock issued at a price less than the Exercise Price, reduced to the lower of the prices calculated by the following clauses (i) and
(ii) and, in the case of Capital Stock issued at a price less than such 30-Day Average Market Price but above the Exercise Price, reduced to the price calculated by the following clause (ii):

                (i) dividing (A) the sum of (I) the total number of shares of Capital Stock outstanding immediately before such issuance or sale of Additional Capital Stock multiplied by the then current Exercise Price plus (II) the aggregate cash consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Capital Stock outstanding immediately after such issuance or sale (as calculated on a fully-diluted basis); and

                (ii) multiplying the then current Exercise Price by a fraction,
        (A) the numerator of which is calculated by dividing (I) the sum of (x) the total number of shares of Capital Stock outstanding immediately before such issuance or sale of Additional Capital Stock multiplied by the then current 30-Day Average Market Price of the Common Stock plus
        (y) the aggregate consideration, if any, received by the Company upon such issuance or sale, by (II) the total number of shares of Capital Stock outstanding immediately after such issuance or sale (as calculated on a fully-diluted basis), and (B) the denominator of which is the 30-Day Average Market Price before such issuance or sale;

for purposes of this Section 6.7(a), in each case where the 30-Day Average Market Price is to be computed with respect to the time before any Additional Capital Stock is issued or sold, the date as of which the 30-Day Average Market Price will be computed will be the earlier of the date upon which the Company enters into a firm contract for the issuance of such Additional Capital Stock and the date upon which the Company issues such Additional Capital Stock.

        (b) If at any time on or after the date of this Agreement the Company issues, sells, grants, or assumes, or shall fix a record date for the determination of holders of any class of securities (other than the Warrant Certificates) to receive, any Options or Convertible Securities, then, and in each case, the maximum number of shares of Additional Capital Stock (and set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities or Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be the shares of Additional Capital Stock issued as of the time of such issue, sale, grant, or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the related Capital Stock trades on an ex-dividend basis, on the date immediately before the commencement of ex-dividend trading); provided, that such shares of Additional Capital Stock shall never be deemed to have been issued for the purposes of this
Section 6.7 unless the per unit or share price of such shares (including the consideration for such Options or Convertible Securities) is less than the Exercise Price or less than the 30-Day Average Market Price of Common Stock immediately before the time such Options or Convertible Securities are issued, sold, granted, or assumed, or such a record date is fixed; and provided, further, that in any such case in which shares of Additional Capital Stock are deemed to be issued:

                (i) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of shares of Capital Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Additional Capital Stock issuable, upon the exercise, conversion, or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant, or assumption thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, that are outstanding at such time;

                (iii) upon the expiration of any such Options that have not been exercised (or the purchase by the Company and cancellation or retirement of any such Options that have not been exercised) or the expiration of any rights of conversion or exchange under any such Convertible Securities that have not been exercised (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which have not been exercised), the Exercise Price computed upon the original issue, sale, grant, or assumption thereof, and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                        (A) in the case of Options for Capital Stock, the only
                shares of Additional Capital Stock issued or sold were the shares of Additional Capital Stock, if any, actually issued or sold upon the exercise of such Options and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant, or assumption of all such Options, whether or not actually exercised, plus the consideration actually received by the Company upon the issue or sale of such shares of Additional Capital Stock with respect to which such Options were actually exercised;

                        (B) in the case of Options for Convertible Securities,
                only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant, or assumption of such Options, and the consideration received by the Company for the shares of Additional Capital Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant, or assumption of all such Options, whether or not actually exercised, plus the consideration received by the Company upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

                        (C) in the case of Convertible Securities, the only
                shares of Additional Capital Stock issued or sold were the shares of Additional Capital Stock, if any, actually issued or sold upon the conversion or exchange of such Convertible Securities and the only consideration received therefor was the consideration actually received by the Company for the issue or sale of such Convertible Securities that were actually converted or exchanged, plus the additional consideration actually received by the Company upon such conversion or exchange.

        No readjustment pursuant to paragraphs (A) through (C) above shall have effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant, or assumption of such Options or Convertible Securities. In the case of any Options that expire by their terms not more than 30 days after the date of issue, sale, grant, or assumption thereof, all adjustments pursuant to this Section 6.7(b)(iii) shall be postponed until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided for such Options above.

"Convertible Securities" means any evidences of indebtedness or other securities directly or indirectly convertible into or exchangeable for shares of Additional Capital Stock. "Options" means options, warrants, stock purchase rights, or stock appreciation rights for or related to shares of Additional Capital Stock or Convertible Securities.

        (c) Subject to Section 1(c) only, no adjustment to the Exercise Price or to the number of Warrant Shares shall take place as a result solely of either
(i) exercise of Options or Convertible Securities that are referred to on
Schedule 1 hereto or (ii) issuance of Options or Convertible Securities (or the issuance of Capital Stock upon the exercise or conversion of such Options or Convertible Securities) under an employee benefit plan, so long as such plan is approved or ratified by action of the Company's shareholders and such Options or Convertible Securities are granted with an exercise or conversion price at or above market value (as reasonably determined under the terms of such plan) at the time of such grant.

        6.8 Other Dilutive Events; Holders' Objection to Valuation. If any event shall occur as to which the other provisions of this Section 6 are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Agreement and the Warrants in accordance with the essential intent and principles hereof or if any adjustment is made based in any respect upon a determination of Fair Market Price or Fair Market Value and any Holders object to the Board of Directors' determination of Fair Market Price or Fair Market Value then, in each such case, the Holders of Warrants representing a majority may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, or the further adjustment, if any, on the basis of a corrected determination of Fair Market Price or Fair Market Value, necessary properly to preserve the purchase rights represented by this Agreement and the Warrants. The opinion of such accounting firm shall be conclusive and binding on the Company and the Holders. The Company and the Holders shall equally bear the expenses of the accounting firm appointed pursuant to this Section.

        6.9 Notice of Adjustment Events. Whenever the Company contemplates the occurrence of an event that would give rise to adjustments under this Section 6, the Company shall mail to each Holder, at least thirty (30) days prior to the record date with respect to such event or, if no record date shall be established, at least thirty (30) days prior to such event, a notice specifying
(i) the nature of the contemplated event, (ii) the date as of which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities, cash, rights, or other property deliverable in connection with such event.

        6.10 Notice of Adjustments. Whenever the Exercise Price or the kind of securities, cash, rights, or other property issuable upon exercise of the Warrants, or both, shall be adjusted pursuant to this Section 6, the

Company shall prepare a certificate signed by its President or a Vice President and by its Chief Financial Officer, Secretary, or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company made any determination hereunder), and the Exercise Price and the kind of securities, cash, rights, or other property issuable upon exercise of the Warrants after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each Holder promptly after each adjustment. The Company shall keep copies of all such certificates at the principal executive offices of the Company referred to in Section 3.1, or the office or agency designated by the Company pursuant to Section 3.1, and cause the same to be available for inspection at such location during normal business hours by any Holder or any prospective purchaser of a Warrant designated by the Holder thereof.

        6.11 Preservation of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or the rights represented thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment in accordance with the essential intent and principles of this Agreement.

        6.12 When No Adjustment Required. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.001 per share of Common Stock; provided, however that any and all adjustments that, by reason of this Section 6.12, are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 6 (other than this Section 6.12) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holders of the Warrants. Anything in this
Section 6 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this
Section 6, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares, or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

        Section 7. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive offices of the Company referred to in Section 3.1 or the office or agency designated by the Company pursuant to Section 3.1, for a new Warrant Certificate or Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

        Section 8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of any Warrant. As to any fraction of a Warrant Share or fraction of other securities, properties, or rights that the Holder would otherwise be entitled to purchase upon exercise of any Warrant, the Company shall pay a cash adjustment in an amount equal to the fractional interest multiplied by the difference of (x) the 30-Day Average Market Price, on the date of exercise, of the Common Stock or other securities that the Holder would be entitled to purchase or, if such 30-Day Average Market Price cannot be determined, the Fair Market Price, on the date of exercise, of the Common Stock or such other securities and the Fair Market Value of any other property or rights to which the Holder would be entitled upon such exercise and (y) the Exercise Price.

        Section 9. Transfer. Subject to compliance with all applicable securities laws, transfer of any Warrant and all rights hereunder relating to such Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon (i) surrender of a Warrant Certificate at the principal executive offices of the Company referred to in
Section 3.1 or the office or agency designated by the Company pursuant to
Section 3.1, together with a written Assignment of such Warrant, substantially in the form of Exhibit B hereto, duly executed by the Holder or its agent or attorney, and (ii) if required, payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall cancel such surrendered Warrant Certificate and shall execute and deliver one or more new Warrant Certificates of like tenor in the name of the assignee or assignees and in the denominations specified in such Assignment, and shall issue to the assignor a new Warrant Certificate evidencing the portion of such Warrant, if any, not so assigned.

        Section 10. [intentionally omitted.]

        Section 11. Registration Rights.

        11.1 Demand Registration. (a) Request for Registration. At any time and from time to time on or after the first anniversary of the date of this Agreement, the Demanding Holders (as defined in this Section 11.1(a)) may make a written request for registration under the Securities Act of all or part of their Registrable Securities (as defined in this Section 11.1(a)) (a "Demand Registration"). Such request for a Demand Registration must specify the number of shares of Registrable Securities proposed to be sold and must also specify the intended method of disposition thereof. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 11.1(d). The Company shall not be obligated to effect more than two Demand Registrations with respect to the Registrable Securities under this Section 11.1(a). "Demanding Holders" means a majority of the holders of Registrable Securities. "Registrable Securities" means the Warrant Shares (issuable but unissued Warrant Shares shall be considered held by the Holder of Warrants representing the right to receive such Warrant Shares) and any securities issued or issuable upon any subdivision, combination, or reclassification thereof, any dividend or distribution thereon, or any merger or consolidation with respect to the Company.

        (b) Effective Registration. Except in the case of a withdrawal governed by the last sentence of Section 11.1(e), a registration will not count as a Demand Registration until it has become effective and the Company has complied with its obligations under this Agreement with respect thereto; provided, however, that, after it has been declared effective, if the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order, injunction, or other order or requirement of the Securities and Exchange Commission (the "Commission") or any other governmental agency or court, such Demand Registration will be deemed not to have become effective during the period of such interference.

        (c) Underwritten Offering. If the Demanding Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Demanding Holders shall select one or more firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering.

        (d) Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders, in writing, that the dollar amount or number of shares of Registrable Securities that the Demanding Holders desire to sell, taken together with all other shares of Common Stock or securities that the Company or any other shareholders of the Company desire to sell, exceeds the maximum dollar amount or number that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (the "Maximum Number of Shares"), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities that such Demanding Holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares and (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, that the Company is obligated (pursuant to agreements other than this Agreement) or desires to register, that can be sold without exceeding the Maximum Number of Shares.

        (e) Withdrawal. If the Demanding Holders or any of them disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter of their request to withdraw prior to the effectiveness of the registration statement. If the Demanding Holders or any of them withdraw from a proposed offering relating to a Demand Registration and, solely as a result of such withdrawal the registration statement is withdrawn prior to being declared effective, such registration shall count as a Demand Registration provided for in Section 11.1(a), unless the withdrawing Demanding Holders pay their pro rata share (based upon the number of shares to be included in such registration statement) of the expenses incurred in connection with such registration statement.

        11.2 Piggyback Registration. (a) Piggy-Back Rights. If at any time the Company proposes to file a registration statement under the 1933 Act with respect to an offering of equity securities, or securities convertible or exchangeable into equity securities, by the Company for its own account or by shareholders of the Company for their account (or by the Company and by shareholders of the Company) other than a registration statement (i) on Form S-4 or S-8 (or any substitute or successor form that may be adopted by the Commission), (ii) filed in connection with any employee stock option or other benefit plan, (iii) for an exchange offer or offering of securities solely to the Company's existing shareholders, or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than 30 days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering; and (y) offer to holders of Registrable Securities in such notice the opportunity to register such number of shares of Registrable Securities as such holders may request in writing within 15 days following receipt of such notice (a "Piggy-Back Registration"). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

        (b) Reduction of Offering.

                (i) If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering of shares for the Company's account advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with the Registrable Securities as to which registration has been requested pursuant to the piggy-back registration rights under the Stanwich Registration Rights Agreement (as defined in this Section 11.2(b)) or the LLCP Registration Agreement (as defined in this Section 11.2(b)) that other shareholders or warrantholders of the Company desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration: (1) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares, (2) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause
        (1), the Registrable Securities as to which registration has been requested hereunder, the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the piggy-back registration rights granted under the Stanwich Registration Rights Agreement, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the piggy-back registration rights granted under the LLCP Registration Rights Agreement (pro rata among the holders of such Registrable Securities and Common Stock or other securities in accordance with the number of shares held by each such holder, regardless of the number of shares that such holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares, and (3) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock or other securities, if any, that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares. "Stanwich Registration Rights Agreement" means the Consolidated Registration Rights Agreement entered into before the date of this Agreement by and between the Company and Stanwich Financial Corp., together with any persons identified as "Stanwich Parties" therein. "LLCP Registration Rights Agreement" means the Registration Rights Agreement entered into before the date of this Agreement by and between the Company and Levine Leichtman Capital artners II, L.P.

                (ii) If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering of shares for the account of persons having exercised their demand registration rights under the Stanwich Registration Rights Agreement or the LLCP Registration Rights Agreement advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock that such persons desire to sell, taken together with the Registrable Securities as to which registration has been requested hereunder and the shares of Common Stock or other securities, if any, that the Company desires to sell or that other shareholders of the Company desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration: (1) first, the shares of Common Stock or other securities for the account of persons having demand registration rights under the Stanwich Registration Rights Agreement or the LLCP Registration Rights Agreement, as applicable, that can be sold without exceeding the Maximum Number of Shares, (2) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (1), the Registrable Securities as to which registration has been requested pursuant to the piggy-back registration rights granted hereunder and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the piggy-back registration rights granted under the LLCP Registration Rights Agreement or the Stanwich Registration Rights Agreement, as applicable (pro rata among such holders in accordance with the number of shares of Registrable Securities held by each such holder, regardless of the number of shares of Registrable Securities that such holder has requested be included in such registration), that can be sold without exceeding the Maximum Number of Shares, (3) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), the shares of Common Stock or other securities, if any, that the Company is obligated (pursuant to agreements other than this Agreement, the Stanwich Registration Rights Agreement, and the LLCP Registration Rights Agreement) or desires to register, that can be sold without exceeding the Maximum Number of Shares.

        (c) Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 11.4(b).

        11.3 Registration on Form S-3. The holders of Registrable Securities may at any time request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 (or any similar short-form registration that may be available at such time). Upon receipt of such written request, the Company shall promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 11.3 if (i) Form S-3 is not available for such offering, (ii) the holders propose to effect an underwritten offering,
(iii) the holders propose to sell Registrable Securities at an anticipated aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000, (iv) the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the holder or holders under this Section 11.3, provided, however, that in the event the Company elects to exercise such right with respect to any registration, it shall not exercise such right again prior to the date that is nine months after the date on which the registration statement relating to such deferred registration is filed, (v) the Company has effected eight registrations pursuant to this Section 11.3, or (vi) the Company has effected two registrations pursuant to this Section 11.3 during the 12-month period prior to the date on which the registration statement relating to such registration is anticipated to be declared effective. The Company shall use its best efforts to maintain each registration statement under this Section 11.3 effective for 60 days or until the Registrable Securities covered thereby have been sold, whichever shall first occur. Registrations effected pursuant to this
Section 11.3 shall not be counted as Demand Registrations effected pursuant to
Section 11.1.

        11.4 Covenants of the Company with Respect to Registration. In connection with any registration under Section 11.1, 11.2, or 11.3, the Company covenants and agrees as follows:

        (a) The Company shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each holder desiring to sell securities such number of prospectuses as shall reasonably be requested.

        (b) The Company shall pay all of the costs, fees and expenses in connection with all registration statements filed pursuant to Sections 11.1, 11.2, and 11.3 including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees, and expenses (including legal fees and disbursements of one counsel for holders of Warrants and/or Warrant Shares in connection with such registration statements but excluding each such holder's pro rata share of underwriting commissions and discounts). If the Company shall fail to comply with the provisions of Section 11.4(a), the Company shall, in addition to any other equitable or other relief available to the holder(s) of Warrants and/or Warrant Shares, extend the Exercise Period of the Warrants by such number of days as shall equal any delay in excess of 120 days caused by the Company's failure.

        (c) The Company shall take all necessary action that may be required in qualifying or registering the securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as the holder(s) of Warrants and/or Warrant Shares shall reasonably designate; provided, that the Company shall not be obligated to qualify to do business in any such jurisdiction or to file any general consent to service of process in any jurisdiction in any action other than one arising out of the offering or the sale of the Warrants and/or Warrant Shares.

        (d) Nothing contained in this Agreement shall be construed as requiring a Holder to exercise any Warrant representing Warrant Shares to be registered under Section 11.1, 11.2, or 11.3 prior to the closing of the sales pursuant to an offering made by means of a registration statement referred to in Sections 11.1, 11.2, or 11.3.

        (e) In connection with any registration statement filed pursuant to
Section 11.1, 11.2, or 11.3, the Company shall furnish to each holder of Warrants and/or Warrant Shares participating in any underwritten offering and to each underwriter, a signed counterpart, addressed to such holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

        (f) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

        (g) The Company shall deliver promptly to each holder of Warrants and/or Warrant Shares participating in the offering requesting the correspondence and memoranda described below, and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each such holder (at its sole cost and expense other than that set forth in Section 11.3(b)) and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder or underwriter shall reasonably request.

        (h) (A) The Company shall indemnify, to the full extent permitted by law, each selling holder of Warrants and/or Warrant Shares, its officers and directors, and each person who "controls" such seller (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) against all losses, claims, damages, liabilities, and expenses (collectively, "Losses") suffered by or threatened against such seller as a result of any untrue or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading or any untrue or alleged untrue statement of a material fact contained in any prospectus or preliminary prospectus or any supplement thereto or any omission or alleged omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as the Losses are caused by or contained in any information which such seller furnished in writing to the Company expressly for use therein. In connection with an underwritten offering, the Company shall indemnify the underwriters thereof, their officers and directors, and each person who "controls" any of such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the selling holders of Warrants and/or Warrant Shares.

        (B) Each selling holder of Warrants and/or Warrant Shares shall indemnify, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against Losses resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading or any untrue or alleged untrue statement of a material fact contained in any prospectus or preliminary prospectus or any supplement thereto or any omission or alleged omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, if and only to the extent that, such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information that such seller furnished in writing to the Company expressly for use in any registration statement or any amendment thereof or in any prospectus or preliminary prospectus or any supplement thereto.

        (C) Any person entitled to indemnification hereunder (the "Indemnitee") shall promptly notify the indemnifying party (the "Indemnitor") in writing after the Indemnitee receives any written notice of the commencement of any action, suit, proceeding, or investigation or threat thereof made in writing for which the Indemnitee may claim indemnification or contribution pursuant to this Agreement. Unless, in the reasonable judgment of the Indemnitee, a conflict of interest exists between the Indemnitee and the Indemnitor with respect to such claim, the Indemnitee will permit the Indemnitor to assume the defense of such claim with counsel reasonably satisfactory to the Indemnitee and the Indemnitor will pay all costs and expenses incurred in connection therewith, including the fees and expenses of counsel. If the Indemnitor is not entitled, or elects not, to assume the defense of a claim, it need not pay the fees and expenses of more than one counsel with respect to such claim, unless, in an Indemnitee's reasonable judgment, a conflict of interest may exist between such Indemnitee and any other Indemnitee(s) with respect to such claim. In such event the Indemnitor shall pay the fees and expenses of such additional counsel as may be necessary, but in no event shall the Company be required to pay the fees or expenses of more than one counsel in addition to counsel representing the Company. The Indemnitor shall not be subject to any liabilities for any settlement made without its consent, which consent shall not unreasonably be withheld or delayed. No Indemnitor shall consent to entry of any judgment or enter into any settlement that does not unconditionally require the claimant or plaintiff to release the Indemnitee from all liability in respect of such claim or litigation.

        (D) If the indemnification provided for in this paragraph (h) is unavailable to an Indemnitee hereunder in respect of any Losses referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses, in such proportion as appropriately reflects the relative fault of the Indemnitor(s) and Indemnitee(s) in connection with such Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnitor(s) and Indemnitee(s) and relevant equitable considerations shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnitor(s) or Indemnitee(s) and their relative intent, knowledge, access to information, and opportunity to correct or prevent such action, and their benefit therefrom. The amount paid or payable by a party as a result of the Losses referred to above shall include, subject to the limitations set forth in subparagraph (E), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this subparagraph (D) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (E) Anything to the contrary contained in this paragraph (h) notwithstanding, no selling holder of Warrants and/or Warrant Shares shall be liable for any indemnification or contribution in excess of the maximum amount received by such holder from any sale of Warrants and/or Warrant Shares that were actually registered pursuant to Section 11.1 or 11.2, net of any amounts paid by such holder in connection with such sale in respect of the Exercise Price, underwriting commissions and discounts, or any other costs related to such sale.

        (i) The Company shall promptly notify each holder of Warrants and/or Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not contain such misstatement or omission.

        (j) The Company shall enter into an underwriting agreement with the managing underwriters of an underwritten offering covered by Section 11.1 or
Section 11.2. Such agreement shall be reasonably satisfactory in form and substance to the Company, each holder of Warrants and/or Warrant Shares to be sold thereunder and such managing underwriters, and shall contain such representations, warranties, and covenants by the Company and such other terms as are customarily contained in agreements of that type. The holders of Warrants and/or Warrant Shares shall be parties to any underwriting agreement relating to an underwritten sale of their Warrants and/or Warrant Shares and may, at their option, require that any or all the representations, warranties, and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such holders. Such holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such holders and their intended methods of distribution.

        (k) In the event the Company grants to any other holder of the Company's securities at any time registration rights more favorable than those afforded to the Holders hereunder, then the provisions hereunder shall be deemed amended to include such more favorable provisions.

        Section 12. Other Covenants of the Company. For so long as any Warrants remain outstanding:

        12.1 Information. The Company shall furnish to the Purchaser:

                (a) within 15 days after the Company is required to file the same with the Commission, copies of the annual, quarterly and other reports which the Company may be required to file with the Commission pursuant to Sections 13(a), 13(c), or 15(d) of the Exchange Act; and

                (b) with reasonable promptness, such other information respecting the business, operations, properties, or condition (financial or otherwise) or prospects of the Company as the Purchaser may reasonably request from time to time.

        12.2 Rule 144; Rule 144A. (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as may reasonably be required from time to time to enable Holders to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

        (b) For so long as any Warrants or Shares are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any Holder in connection with the sale by such Holder to any prospective purchaser of Common Stock from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

        Section 13. Voting. So long as any holder of Warrants and/or Warrant Shares shall own Warrants exercisable for and/or Warrant Shares consisting of or convertible into at least five percent (5%) of the outstanding Common Stock of the Company, such holder of Warrants and/or Warrant Shares shall have the right to send a representative selected by it to each meeting of the Company's Board of Directors, which representative shall be permitted to attend (but not participate in) such meeting and any adjournments thereof. The Company shall give to such holder of Warrants and/or Warrant Shares notice of all meetings thereof at least ten (10) Business Days prior to convening such meeting, which notice shall describe the matters upon which action is to be taken, or shall provide such notice as is given to members of the Company's Board of Directors. The Company shall provide such holder with a copy of all resolutions adopted by the Board of Directors by written consent promptly upon execution by the Board members.

        Section 14. Further Assurance. The Company represents and warrants that all corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance by the Company of this Agreement in accordance with the provisions hereof has been taken.

        Section 15. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise or conversion of the Warrants, such number of shares of Common Stock or other securities, properties, or rights as shall be issuable upon the exercise or conversion thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise and conversion thereof shall be duly and validly issued, fully paid, nonassessable, and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all Warrant Shares to be listed on all securities exchanges and/or included in the automated quotation system of the Nasdaq National Market (subject to official notice of issuance) with respect to which the Common Stock issued to the public may then be so listed and/or quoted.

        Section 16. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution payable; or

                (b) the Company shall offer to all the holders of its Common Stock any additional shares of Capital Stock of the Company or securities convertible into or exchangeable for shares of Capital Stock of the Company, or any option, right, or warrant to subscribe therefor; or

                (c) a voluntary or involuntary dissolution, liquidation, or winding-up of the Company (other than in connection with a consolidation or merger) or any capital reorganization, recapitalization, or reclassification or a sale of all or substantially all of its property, assets, and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right, or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation, or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities, cash, rights, or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation, or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

        Section 17. Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been duly given or made at the time delivered by hand, if personally delivered; five calendar days after mailing, if sent by registered or certified mail; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee):

                (a) If to a registered Holder of any Warrant, to the address of such Holder as shown on the books of the Company; or

                (b) If to the Company, to the Company's principal executive offices referred to in Section 3.1 or to such other address as the Company may designate by notice to the Holders.

        Section 18. Supplements and Amendments. The Company and the Purchaser may from time to time supplement or amend this Agreement without the approval of any Holders (other than the Purchaser) in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provision in regard to matters or questions arising hereunder that the Company and the Purchaser may deem necessary or desirable and that the Company and the Purchaser determine in good faith does not materially and adversely affect the interests of any other Holder.

        Section 19. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders, and their respective permitted successors and assigns hereunder.

        Section 20. Governing Law, Submission to Jurisdiction. This Agreement and each Warrant issued hereunder shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York without giving effect to the principles of conflicts of law thereof.. If any action or proceeding shall be brought by the Purchaser or any of the Holders in order to enforce any right or remedy under the Warrants or this Agreement, the Company hereby consents to, and submits to, the jurisdiction of the courts of the State of New York and of any federal court sitting in the Borough of Manhattan, City of New York. The Company agrees that process in any such action or proceeding may be served in the manner provided by New York law for service on foreign persons, as appropriate.

        Section 21. Entire Agreement, Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        Section 22. Expiration of this Agreement. This Agreement shall expire 10 years from the Issue Date; provided, however, that the indemnity and contribution agreements contained in Section 11.3(h) shall continue in full force and effect.

        Section 23. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. Any such provision held to be invalid or unenforceable shall, to the extent possible, be deemed modified so as to be valid and enforceable and in harmony with the essential intent and principles of this Agreement.

        Section 24. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended to be, nor should they be construed as, part of this Agreement and shall be given no substantive effect.

        Section 25. Benefits of This Agreement. Nothing in this Agreement (except for the indemnity and contribution agreements contained in Section 11.3(h)) shall be construed to give any person or corporation other than the Company and the Purchaser and any other holder(s) of the Warrants and/or Warrant Shares any legal or equitable right, remedy, or claim under this Agreement; and (except for the indemnity and contribution agreements contained in Section 11.3(h)) this Agreement shall be for the sole and exclusive benefit of the Company, the Purchaser, and any other Holder from time to time of any Warrant or Warrant Shares.

        Section 26. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

        Section 27. Counterparts. This Agreement may be executed in any number of counterparts, including by telecopied facsimile, and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                               CONSUMER PORTFOLIO SERVICES, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

                                            FSA PORTFOLIO MANAGEMENT INC.


                                            By:_________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS.


                            EXERCISABLE ON OR BEFORE
                 5:30 P.M., NEW YORK TIME, ON NOVEMBER __, 2003

                           WARRANT CERTIFICATE NO. ___

        This Warrant Certificate certifies that
_____________________________________, or registered assigns, is the registered holder of a Warrant to purchase initially, at any time from the date hereof until 5:30 p.m., New York time, on November __, 2003 (the "Expiration Date"), up to __________ fully paid and nonassessable shares of Common Stock, no par value (the "Common Stock") of CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Company"), at the Exercise Price (as defined in the Warrant Agreement, dated as of November __, 1998, between the Company and FSA Portfolio Management Inc. (the "Warrant Agreement")) upon surrender of this Warrant Certificate and payment of the Exercise Price at the Company's principal executive offices or another office maintained by the Company for such purpose in accordance with the Warrant Agreement, but subject to the conditions set forth herein and in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or as otherwise set forth in the Warrant Agreement.

        Capitalized terms used but not defined in this Warrant Certificate have the meanings given to such terms in the Warrant Agreement.

        NO WARRANT MAY BE EXERCISED AFTER 5:30 P.M., NEW YORK TIME, ON THE EXPIRATION DATE, AT WHICH TIME ALL WARRANTS EVIDENCED HEREBY, UNLESS EXERCISED PRIOR THERETO, SHALL THEREAFTER BE VOID.

        The warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement which, among other things, provides certain rights and procedures related to the Warrants and Warrant Shares. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant Shares shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge.

        Upon the exercise of the Warrant evidenced hereby for the purchase of less than all the Warrant Shares purchasable hereunder, the Company shall cancel this Warrant Certificate upon the surrender hereof and forthwith issue to the holder hereof a new Warrant Certificate of like tenor representing the balance of the Warrant Shares purchasable hereunder.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of ________________________

                                            CONSUMER PORTFOLIO SERVICES, INC.

[SEAL]
                                            By:_________________________________
                                               Name:
                                               Title:

Attest:


__________________________________
Name:
Title: Secretary

                          [FORM OF ELECTION TO PURCHASE
                            PURSUANT TO SECTION 3.1]

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House funds to the order of CONSUMER PORTFOLIO SERVICES, INC. in the amount of $_____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _______________________________________________________________ whose address is
_______________________________________________________________ and that such
Certificate be delivered to
__________________________________________________________ whose address is
______________________________________________________________.

Dated: ________________________

                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee

--------------------------------------------------------------------------------

                          [FORM OF ELECTION TO PURCHASE
                            PURSUANT TO SECTION 3.2]

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock all in accordance with the terms of Section 3.2 of the Warrant Agreement, dated as of November __, 1998 between Consumer Portfolio Services, Inc. and FSA Portfolio Management Inc. The undersigned requests that a certificate for such securities be registered in the name of _________________________________________________
whose address is _______________________________________________________________
and that such Certificate be delivered to
_________________________________________________________ whose address is
______________________________________________________________.

Dated: ________________________


                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee

                                                                       EXHIBIT B

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED _____________________________________________ hereby sells, assigns and transfers unto


________________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________________________

                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee

                         Schedule 1 to Warrant Agreement

Capital Stock
    Outstanding common shares                              15,658,501
    Outstanding preferred shares                                    0
Convertible Debt
    PENs (1997 public subordinated debt)                      492,611
    Stanwich 1997 quasi-PENs (1997 private                    252,951
        subordinated debt)
    1998 Stanwich/Poole Convertible                         1,666,667
        Subordinated Notes
Options, Warrants & Rights
    Options outstanding under Plans                         2,341,400
    Non-Plan options (directors)                               60,000
    Levine Leichtman warrant                                3,450,000
                                                           ----------
               TOTAL                                       23,922,130
                                                           ==========

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS.



                            EXERCISABLE ON OR BEFORE
                  5:30 P.M., NEW YORK TIME, ON DECEMBER 4, 2003

                            WARRANT CERTIFICATE NO. 1

        This Warrant Certificate certifies that FSA PORTFOLIO MANAGEMENT INC., or registered assigns, is the registered holder of a Warrant to purchase initially, at any time from the date hereof until 5:30 p.m., New York time, on December 4, 2003 (the "Expiration Date"), up to 2,525,114 (two million, five hundred twenty-five thousand, one hundred fourteen) fully paid and nonassessable shares of Common Stock, no par value (the "Common Stock") of CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Company"), at the Exercise Price (as defined in the Warrant Agreement, dated as of November 30, 1998, between the Company and FSA Portfolio Management Inc. (the "Warrant Agreement")) upon surrender of this Warrant Certificate and payment of the Exercise Price at the Company's principal executive offices or another office maintained by the Company for such purpose in accordance with the Warrant Agreement, but subject to the conditions set forth herein and in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or as otherwise set forth in the Warrant Agreement.

        Capitalized terms used but not defined in this Warrant Certificate have the meanings given to such terms in the Warrant Agreement.

        NO WARRANT MAY BE EXERCISED AFTER 5:30 P.M., NEW YORK TIME, ON THE EXPIRATION DATE, AT WHICH TIME ALL WARRANTS EVIDENCED HEREBY, UNLESS EXERCISED PRIOR THERETO, SHALL THEREAFTER BE VOID.

        The warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement which, among other things, provides certain rights and procedures related to the Warrants and Warrant Shares. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant Shares shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge.

        Upon the exercise of the Warrant evidenced hereby for the purchase of less than all the Warrant Shares purchasable hereunder, the Company shall cancel this Warrant Certificate upon the surrender hereof and forthwith issue to the holder hereof a new Warrant Certificate of like tenor representing the balance of the Warrant Shares purchasable hereunder.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of December 4, 1998

                                            CONSUMER PORTFOLIO SERVICES, INC.

[SEAL]
                                            By:_________________________________
                                               Name:
                                               Title:

Attest:


__________________________________
Name:
Title: Secretary

                          [FORM OF ELECTION TO PURCHASE
                            PURSUANT TO SECTION 3.1]

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House funds to the order of CONSUMER PORTFOLIO SERVICES, INC. in the amount of $_____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _______________________________________________________________ whose address is
_______________________________________________________________ and that such
Certificate be delivered to
__________________________________________________________ whose address is
______________________________________________________________.

Dated: ________________________

                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee

--------------------------------------------------------------------------------

                          [FORM OF ELECTION TO PURCHASE
                            PURSUANT TO SECTION 3.2]

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock all in accordance with the terms of Section 3.2 of the Warrant Agreement, dated as of November 30, 1998 between Consumer Portfolio Services, Inc. and FSA Portfolio Management Inc. The undersigned requests that a certificate for such securities be registered in the name of _________________________________________________
whose address is _______________________________________________________________
and that such Certificate be delivered to
_________________________________________________________ whose address is
______________________________________________________________.

Dated: ________________________

                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee

                                                                       EXHIBIT B

                              [FORM OF ASSIGNMENT]

                   (To be executed by the registered holder if such holder
                         desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED _____________________________________________ hereby sells, assigns and transfers unto

______________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________________________

                                            ____________________________________
                                            Signature (Signature must conform in
                                            all respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            ____________________________________
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                            ____________________________________
                                            Signature Guarantee